                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  September 20, 1999
                                                   ------------------

                           Merrill Lynch & Co., Inc.
                           -------------------------
             (Exact name of Registrant as specified in its charter)

         Delaware                 1-7182                       13-2740599
--------------------------------------------------------------------------------
      (State or other           (Commission                 (I.R.S. Employer
      jurisdiction of           File Number)               Identification No.)
      incorporation)


World Financial Center, North Tower, New York, New York          10281-1332
-------------------------------------------------------------------------------
      (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code: (212) 449-1000
                                                    --------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.  Other Events
-------  -------------

     Exhibits are filed herewith in connection with the Registration Statements on Form S-3 (File Nos. 333-59997 and 333-68747) filed by Merrill Lynch & Co., Inc. (the "Company") with the Securities and Exchange Commission covering Senior Debt Securities issuable under an indenture dated as of April 1, 1983, as amended through the date hereof, between the Company and The Chase Manhattan Bank (as so amended, the "Indenture"). The Company will issue $47,000,000 aggregate principal amount of Nikkei 225 Market Index Target-Term Securities(R) due September 20, 2002 and $44,000,000 aggregate principal amount of Energy Select Sector SPDR(R) Fund Market Index Target-Term Securities(R) due September 20, 2006 under the Indenture. The exhibits consist of the forms of Securities and opinions of counsel relating thereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

                         EXHIBITS

          (4)(a) Instruments defining the rights of security holders, including indentures.

                         Form of Merrill Lynch & Co., Inc.'s Nikkei 225 Market Index Target-Term Securities due September 20, 2002.

          (4)(b) Instruments defining the rights of security holders, including indentures.

                         Form of Merrill Lynch & Co., Inc.'s Energy Select Sector SPDR Fund Market Index Target-Term Securities due September 20, 2006.

          (5) & (23)(a)  Opinion re: legality; consent of counsel.

                         Opinion of Brown & Wood LLP relating to the Nikkei 225 Market Index Target-Term Securities due September 20, 2002 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statements relating to such Securities).

          (5) & (23)(b)  Opinion re: legality; consent of counsel.

                         Opinion of Brown & Wood LLP relating to the Energy Select Sector SPDR Fund Market Index Target-Term Securities due September 20, 2006 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statements relating to such Securities).

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                              MERRILL LYNCH & CO., INC.
                              -------------------------
                                     (Registrant)

                              By:    /s/ John C. Stomber
                                 ---------------------------------
                                         John C. Stomber
                                      Senior Vice President
                                              and
                                           Treasurer


Date:  September 20, 1999

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                           MERRILL LYNCH & CO., INC.






                         EXHIBITS TO CURRENT REPORT ON
                       FORM 8-K DATED SEPTEMBER 20, 1999



                                                Commission File Number 1-7182

                                 Exhibit Index

Exhibit No.        Description                                                          Page
-----------        -----------                                                          ----
(4)(a)             Instruments defining the rights of security holders,
                   including indentures.

                         Form of Merrill Lynch & Co., Inc.'s Nikkei 225 Market Index
                         Target-Term Securities due September 20, 2002.

(4)(b) Instruments defining the rights of security holders, including indentures.

                         Form of Merrill Lynch & Co., Inc.'s Energy Select Sector
                         SPDR Fund Market Index Target-Term Securities due September
                         20, 2006.

(5) & (23)(a)      Opinion re: legality; consent of counsel.

                         Opinion of Brown & Wood LLP relating to the Nikkei 225
                         Market Index Target-Term Securities due September 20, 2002
                         (including consent for inclusion of such opinion in this
                         report and in Merrill Lynch & Co., Inc.'s Registration
                         Statements relating to such Securities).

(5) & (23)(b)      Opinion re: legality; consent of counsel.

                         Opinion of Brown & Wood LLP relating to the Energy Select
                         Sector SPDR Fund Market Index Target-Term Securities due
                         September 20, 2006 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s
                         Registration Statements relating to such Securities).